UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

KANDI TECHNOLOGIES, CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices) (Zip Code)

(86 - 0579) 82239856
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 28, 2010, Kandi Technologies, Corp. (the “Company”) entered into a joint venture agreement (the “Agreement”) with Tianneng Power International, Ltd., a battery manufacturer (“Tianneng”), and Jinhua Bada Group, a subsidiary of State Grid Power Corporation, China’s largest power company (“Bada Group”), in order to create an electric vehicle battery rental and replacement services company, which will provide battery changing stations for the Company’s electric vehicle purchasers.  The Company will own 30% of the new company; Tinneng will own 30%, and Bada Group will own 40%.

Prior to the date of the Agreement, there were no material relationships between the Company or any of its affiliates and Tianneng and Bada Group.

Item 7.01  Regulation FD Disclosure

On October 5, 2010, the Company issued a press release announcing the joint venture with Tianneng and Bada Group.  A copy of the press release is attached hereto as Exhibit 99.1.

Reference is made to Exhibit 99.1 for a discussion of certain forward-looking statements included therein. These “forward-looking statements,” are based on management’s beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see the Company’s filings with the Securities and Exchange Commission.

The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1           Press Release of Kandi Technologies, Corp., dated October 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2010

KANDI TECHNOLOGIES, CORP.

By:	/s/ Hu Xiaoming
Name:	Hu Xiaoming
Title:	President and Chief Executive Officer